UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2018

PACIFIC GREEN TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54756	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5205 Prospect Road, Suite 135-226, San Jose, CA	95129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 538-3373

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement

Item 8.01	Other Items

Sale and Purchase Agreement with Union Maritime Limited

Effective September 24, 2018, Pacific Green Technologies Inc. (“PGT” or the “Company”), owner of the ENVI-MarineTM Exhaust Gas Scrubbing System (the “System”), through its wholly owned subsidiary, Pacific Green Marine Technologies Inc. (“PGMT”), has executed a sale and purchase agreement dated September 10, 2018 (the “Union Agreement”) with Union Maritime Limited (“Union”) pursuant to which PGTM will manufacture and install the System on up to sixteen vessels (the “Vessels”) between now and March 2020.

As at September 24, 2018, the sale values of the System for the Vessels Union currently owns, has ordered or intends to acquire, represents a total estimated value of US$29.4m. The Union Agreement provides Union with date and vessel flexibility: the ability to add, substitute and cancel on a vessel by vessel basis provided sufficient notice has been given and, for cancellations, cancellation fee provisions in favour of PGMT. The objective of the Union Agreement is to provide Union as much flexibility as possible to manage and trade its fleet while at the same time maximising its chartering opportunities.

The Company’s joint venture partner, PowerChina SPEM Company Limited, will work alongside PGMT to deliver Union a turnkey solution and to ensure that the vessels are compliant with the International Maritime Organisation’s new rules on sulphur emissions for vessels in open sea that become effective January 1, 2020 Agreement.

The first intended dry dock date for a Vessel is August 2019 and the last intended dry dock date is February 2020. The agreements provide a six-month lead time for each vessel (“Lead Time”) in terms of manufacturing the System and a 21-day installation period (“Installation”). Installation will take place at Shipyards to be agreed between Union and PGMT. Union may trigger the Lead Time by issuing notice to PGMT pursuant to the Union Agreement (on a vessel by vessel basis) following which Union is legally committed to Installation and payment of the System. To that end, Union has issued a parent company guarantee to the Company to underwrite its obligations to PGMT.

Further announcements

PGMT intends to make further announcements on a vessel by vessel basis, if material, once the delivery date or Lead Time for each Vessel has been confirmed by Union.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GREEN TECHNOLOGIES INC.

/s/ Neil Carmichael
Neil Carmichael
President and Director
Date:	September 26, 2018

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